Exhibit 99.1

SEPARATION AGREEMENT

This SEPARATION AGREEMENT (“Agreement”) is made and entered into by and between Andreas Braun (“Employee”) and Sequenom, Inc. (“the Company”) as of the Effective Date of this Agreement, as defined in paragraph 11 below.

WHEREAS, the Company wishes to provide Employee with certain benefits in consideration of Employee’s service to the Company and the promises and covenants of Employee as contained herein;

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, it is hereby agreed by and between the parties hereto as follows:

1. SALARY CONTINUATION SEVERANCE PAYMENT AND CONSULTING SERVICES. On October 31, 2005 (“Separation Date”), Employee shall cease to be an employee or officer of the Company for all purposes. Provided that this Agreement becomes effective as specified in Section 11 below, the Company will continue to pay Employee’s base salary in effect on the Separation Date until the earlier of i) Employee’s commencement of employment for another employer; or ii) six (6) months from the Effective Date as defined in paragraph 11 below (the “Severance Period”), and in either case subject to standard payroll deductions and withholdings, on the Company’s standard payroll dates and in accordance with the Company’s standard payroll practices. During the Severance Period, payments shall be made on the 1st and 15th of each month, with a final payment of any remaining amount outstanding to be made on March 1, 2006. During the Severance Period, Employee shall be available for up to 10 hours per month, except for November and December during which Employee shall be available for up to twenty (20) hours per month, to consult with the Company in the areas of Employee’s expertise, as requested by the Company’s Chief Executive Officer. Employee’s consulting services shall be performed via telephone, computer communications, or facsimile unless Employee is specifically requested, with reasonable advance notice, to come to the Company’s premises. For the avoidance of doubt, in the event that Employee, during the Severance Period, provides consulting services to another party or forms and controls a business or company and acts in the capacity of an employee for such company that he has formed and controls, such activities shall not constitute “employment for another employer” as used above in this Section 1.

2. ACCRUED SALARY AND PAID TIME OFF. On the Separation Date, the Company will pay Employee all accrued salary, and all accrued and unused vacation, subject to standard payroll deductions and withholdings, and shall reimburse Employee for all reasonable Company related expenses incurred in compliance with Company policies up to the Separation Date. Employee is entitled to these payments regardless of whether or not Employee signs this Agreement.

3. HEALTH INSURANCE. Until the Separation Date, Employee shall, subject to the terms and conditions of the underlying policies, continue to participate in all benefit programs provided by the Company to the same extent as Employee participated effective September 14, 2005, provided such programs are not canceled or modified by the Company as applies to all relevant beneficiaries. To the extent permitted by law and by the Company’s current group health insurance policies, after the Separation Date, Employee will be eligible to continue receiving health insurance benefits under the federal or state COBRA and convert to an individual policy if desired. During the Severance Period, if Employee elects continued coverage under COBRA, and provided that Employee is not receiving similar benefits from a new employer, the Company shall pay for Employee’s health insurance premiums for Employee and Employee’s family, to the same extent the Company paid those premiums at the Separation Date. Employee will be provided with a separate notice regarding COBRA benefits.

4. STOCK OPTIONS. Pursuant to the Company’s Stock Incentive Plan (the “Plan”), vesting of Employee’s stock options will cease on the Separation Date. Employee’s rights to exercise Employee’s option as to any vested shares will be as set forth in the Plan.

5. OTHER BENEFITS. Provided that this Agreement becomes effective as specified in Section 11 below, on October 31, 2005 the Company shall pay Employee thirty four thousand five hundred dollars ($34,500), and by January 10, 2006 but not before January 2, 2006, shall pay Employee an additional thirty four thousand five hundred dollars ($34,500) as complete and full compensation to Employee for all of Employee’s inventions and rights associated with such inventions that are subject to the 1957 German Law of Employee Inventions (Arbeitnehmer – erfindegesetz). Provided that Employee removes all information related to the Company, he shall be entitled to keep the laptop computer, monitor and docking station issued to him, following the Separation Date. Except as expressly provided in this Agreement, Employee acknowledges that Employee will not receive (and is not entitled to receive) any additional compensation or benefits.

6. RETURN OF COMPANY PROPERTY. Within three (3) days after the Separation Date, and subject to paragraph 5 above, Employee will return to the Company all Company documents (and all copies thereof) and other Company property and materials in Employee’s possession, or control, including, but not limited to, Company files, notes, memoranda, correspondence, lists, drawings, records, plans and forecasts, financial information, personnel information, customer and customer prospect information, sales and marketing information, product development and pricing information, specifications, computer-recorded information, tangible property, equipment, credit cards, entry cards, identification badges and keys; and any materials of any kind which contain or embody any proprietary or confidential information of the Company (and all reproductions thereof).

7. PROPRIETARY INFORMATION OBLIGATIONS. Employee acknowledges that Employee’s Proprietary Information and Inventions Agreement, a copy of which is attached as a part of Exhibit 2, shall continue to apply after the Separation Date, and Employee agrees to comply with Employee’s Proprietary Information and Inventions Agreement in all respects. Employee understands and agrees that any breach by Employee of the Proprietary Information and Inventions Agreement shall constitute grounds for the Company, at the Company’s option, to suspend and/or discontinue the payments provided for in Sections 1 and 3 of this Agreement.

8. NONDISPARAGEMENT. Employee will not at any time disparage the Company (including its officers, directors, employees, shareholders and agents), in any manner likely to be harmful to the Company or its business, business reputation or personal reputation; provided that he shall respond accurately and fully to any questions, inquiry or request for information when required by legal process. The Company agrees that the members of its Board of Directors will not at any time disparage Employee in any manner likely to be harmful to Employee or his business reputation or personal reputation; provided that such directors shall respond accurately and fully to any questions, inquiry or request for information when required by legal process.

9. NON-SOLICITATION. Employee agrees that Section 8 of the First Amended and Restated Employment Agreement between Employee and the Company effective August 1, 2000 and executed by Employee on November 20, 2000 (the “First Amended Agreement”), a copy of which is attached as Exhibit 2, will continue to apply and will remain in force following the Separation Date. Employee agrees that he will comply in all respects with Section 8 of the First Amended Agreement. Employee understands and agrees that any breach by Employee of Section 8 of the First Amended Agreement shall constitute grounds for the Company, at the Company’s option, to suspend and/or discontinue the payments provided for in Sections 1 and 3 of this Agreement.

10. EMPLOYEE’S RELEASE OF CLAIMS. Except as otherwise set forth in this Agreement, in exchange for the consideration provided to Employee by this Agreement that Employee is not otherwise entitled to receive, Employee hereby generally and completely releases the Company and its directors, officers, employees, shareholders, partners, agents, attorneys, predecessors, successors, parent and subsidiary entities, insurers, affiliates, and assigns from any and all claims, liabilities and obligations, both known and unknown, that arise out of or are in any way related to events, acts, conduct, or omissions occurring prior to Employee signing this Agreement. This general release includes, but is not limited to: (1) all claims arising out of or in any way related to Employee’s employment with the Company and its parent and subsidiary entities or the termination of that employment, including but not limited to any claim by Employee arising out of, based upon, or related to the First Amended Agreement; (2) all claims related to Employee’s compensation or benefits from the Company, including salary, bonuses, commissions, vacation pay, expense reimbursements, severance pay, fringe benefits, stock, stock options, or any other ownership interests in the Company or its assets; (3) all claims for breach of contract, wrongful termination, and breach of the implied covenant of good faith and fair dealing; (4) all tort claims, including claims for fraud, defamation, emotional distress, and discharge in violation of public policy; (5) all claims related to rights in inventions, patents, and any and all claims under or pursuant to the 1957 German Law of Employee Inventions (Arbeitnehmer – erfindegesetz); and (6) all federal, state, and local statutory claims, including claims for benefits, discrimination, harassment, retaliation, attorneys’ fees, or other claims arising under the federal Employee Retirement Income Security Act, the federal Civil Rights Act of 1964 (as amended), the federal Americans with Disabilities Act of 1990, the federal Age Discrimination in Employment Act of 1967 (as amended) (“ADEA”), California Labor Code §970, and the California Fair Employment and Housing Act (as amended).

11. ADEA WAIVER. Employee acknowledges that Employee knowingly and voluntarily waives and releases any rights Employee may have under the ADEA, as amended. Employee also acknowledges that the consideration given for the waiver and release in the preceding paragraph hereof is in addition to anything of value to which Employee was already entitled. Employee further acknowledges that Employee has been advised by this writing, as required by the ADEA, that: (a) Employee’s waiver and release do not apply to any rights or claims that may arise after the execution date of this Agreement; (b) Employee should consult with an attorney prior to executing this Agreement; (c) Employee has forty-five (45) days to consider this Agreement (although Employee may choose to voluntarily execute this Agreement earlier); (d) Employee has seven (7) days following the execution of this Agreement by the parties to revoke the Agreement; and (e) this Agreement shall not be effective until the date upon which the revocation period has expired, which shall be the eighth day after this Agreement is executed by Employee and the Company, provided that you have not earlier revoked this Agreement (“Effective Date”). As required by the ADEA, Title 29 U.S. Code Section 626(f)(1)(H), the Company provides disclosures concerning the availability of this severance package in Exhibit 1 attached hereto. The information in the disclosure is confidential and should not be shared with anyone except Employee’s professional advisors.

12. SECTION 1542 WAIVER. Employee acknowledges reading and understanding Section 1542 of the Civil Code of the State of California:

A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

Employee hereby expressly waives and relinquishes all rights and benefits under that section and any law or legal principle of similar effect in any jurisdiction with respect to the release of unknown and unsuspected claims granted in this Agreement.

13. ENTIRE AGREEMENT. This Agreement, including all exhibits and attachments, constitutes the complete, final and exclusive embodiment of the entire agreement between Employee and the Company with regard to the subject matter hereof. It supersedes any and all agreements entered into by and between Employee and the Company where such other agreement may conflict with this agreement. It is entered into without reliance on any promise or representation, written or oral, other than those expressly contained herein. It may not be modified except in a writing signed by Employee and a duly authorized officer of the Company. The parties have carefully read this Agreement, have been afforded the opportunity to be advised of its meaning and consequences by their respective attorneys, and signed the same of their own free will.

14. MISCELLANEOUS. This Agreement shall bind the heirs, personal representatives, successors, assigns, executors and administrators of each party, and inure to the benefit of each party, its heirs, successors and assigns. This Agreement shall be deemed to have been entered into and shall be construed and enforced in accordance with the laws of the State of California as applied to contracts made and to be performed entirely within California. If an arbitrator or court of competent jurisdiction determines that any term or provision of this Agreement is invalid or unenforceable, in whole or in part, then the remaining terms and provisions hereof shall be unimpaired, the invalid or unenforceable term or provision shall be modified or replaced so as to render it valid and enforceable in a manner which represents the parties’ intention with respect to the invalid or unenforceable term or provision insofar as possible. This Agreement may be executed in two counterparts, each of which shall be deemed an original, all of which together shall constitute one and the same instrument.

15. ACCEPTANCE; EXPIRATION. The offer contained in this Agreement shall remain open to Employee until 5:00 p.m. Pacific time on December 9, 2005 (the “Expiration Date”), at which time this offer shall automatically lapse and expire. Subject to the provisions of Section 11 above, Employee shall accept this offer by delivering the executed original of this Agreement to Shelly Applegate by the Expiration Date.

IN WITNESS WHEREOF, the parties have duly authorized and caused this Agreement to be executed as follows:

EMPLOYEE

/s/ Andreas Braun
ANDREAS BRAUN

Date: October 24, 2005
Sequenom, Inc.

	By:	/s/ Harry Stylli
Harry Stylli
President & CEO

Date: October 24, 2005

EXHIBIT 1

DISCLOSURE UNDER ADEA, TITLE 29 U.S. CODE SECTION 626(F)(1)(H)

Confidentiality Provision: The information contained in this document is private and confidential. You may not disclose this information to anyone except your professional advisors.

1.	The employees listed below have been selected for the special separation package program.

2.	Employees whose employment will be eliminated as a result of the September 14, 2005 reduction in force are eligible to participate in the severance package program.

3.	An eligible employee will have up to forty-five (45) days to review the terms and conditions of the severance package.

EMPLOYEES ELIGIBLE FOR THE SEVERANCE PACKAGE PROGRAM

JOB TITLE	AGE
Accounting Associate	30
Chief Financial Officer	48
Chief Medical Officer	50
Director, Genetic Content	39
Director, Manufacturing/Materials	42
Eng, Sr. Software Test	54
Engineer, Research	27
Executive Assistant	30
G/L Accountant, Sr.	48
General Support Admin	32
Information Systems Tech	28
Manufacturing Associate	36
Marketing Coordinator	29
Material Handler	38
Production Associate I	25
Quality Specialist	34
Research Associate	32
Research Associate, Sr.	36
Sales Account Manager	53
Scientist	36
Scientist, Bioinformatics	36
Scientist, Principal	36, 44
Scientist, Sr.	35
Software Quality Engineer	35
Supervisor, Materials	49

EMPLOYEES NOT ELIGIBLE FOR THE SEVERANCE PACKAGE PROGRAM

JOB TITLE	AGE
Accounts Payable Clerk	54
Accounts Receivable Clerk	43
Administrative Assistant	23
Bus App Programmer/Analyst Sr.	38
Buyer, Senior	48
CEO & President	44
Chief Scientific Officer	63
Controller	37
Cost Accountant, Sr.	52
Customer Support Scientist	31, 32 ,42
Customer Support Administrator	27
Customer Support Analyst	27
Director, R & D Informatics & Systems	38
Director, R & D Molecular Applications	35
Director, Sales The Americas	46
Director, Customer Support	40
Director, Marketing	45
Director, Marketing/Research	33
Director, Product Mgmt	37
Director, QS	62
Documentation Specialist, Sr.	61
Engineer, Automation	26
Engineer, Process	28
Engineer, Quality	37
Engineer, Research	27
Engineer, Software	47
Engineer, Sr.	31
Engineer, Sr. Software	36, 45, 49
Executive Assistant	39, 61, 62
Facilities Technician	29
Field Service Eng, Sr.	28, 42, 45
Field Service Engineer	33, 47
Field Svc. Eng, Networking	32
Information Systems Technician	33
Lead Facilities Technician	30
Manager, Bioinformatics	42
Manager, Genetic Services	47
Manager, HTC Production	50
Manager, Human Resources	28
Manager, IT	38
Manager, QC	41
Manager, Software Engineering	49
Manufacturing Assoc. II	33, 50
Manufacturing Associate	36
Material Handler	36, 38
Manager, Diagnostic Assay Development	36
Manager, General & Cost Accounting	49
Network Administrator	28
Patent Agent	30

EMPLOYEES NOT ELIGIBLE FOR THE SEVERANCE PACKAGE PROGRAM

Patent Attorney	44
Product Manager	31
Production Associate I	25
QC Analyst	26
Quality Specialist, Sr.	48
Research Assistant	26
Research Associate	27, 27, 28, 30
Research Associate, Sr.	33, 35
Sales Account Manager	33, 38, 41, 41, 47
Sales Admin/Order Management Supervisor	37
Scientist	37, 39
Scientist, Principal	44
Scientist, Sr.	33, 37, 40, 47
Supervisor, Software Performance Assurance	42
Supervisor, Customer Support East Coast	43
Supervisor, Production	42
Treasury/Stock Plan Administrator	39
VP, Business Development	33
VP, Finance	41
VP, General Counsel	42
VP, Operations	44
Web Administrator	45

EXHIBIT 2

FIRST AMENDED AND RESTATED EMPLOYMENT AGREEMENT DATED AUGUST 1, 2000

BETWEEN THE COMPANY AND EMPLOYEE